Managed Account Series

BlackRock GA Disciplined Volatility Equity Fund

BlackRock GA Dynamic Equity Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 14, 2025 to the Prospectuses and

Statement of Additional Information (“SAI”) of the Funds, dated August 28, 2024

Effective immediately, the following changes are made to the Prospectuses and SAI of the Funds, as applicable:

The section of the Prospectuses entitled “Details About the Funds — How Each Fund Invests — Other Strategies” is hereby amended to add the following:

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Securities Lending — The Fund may lend securities with a value of up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The section of the Prospectuses entitled “Details About the Funds — Investment Risks — Other Risks of Investing in the Funds” is hereby amended to add the following:

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Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Part I of the SAI is amended as follows:

The chart listing investments and investment strategies in the section entitled “I. Investment Objective and Policies” is amended to reflect that each Fund may participate in securities lending, as follows:

	BlackRock GA Disciplined Volatility Equity Fund	BlackRock GA Dynamic Equity Fund
Securities Lending	X	X

The section entitled “VII. Portfolio Transactions and Brokerage — Securities Lending” is deleted in its entirety and replaced with the following:

Securities Lending

To the extent that a Fund engages in securities lending, each Fund conducts its securities lending pursuant to an exemptive order from the Commission permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund as securities lending agent. To the extent that a Fund engages in securities lending, BlackRock Investment Management, LLC (“BIM”) acts as securities lending agent for the Fund, subject to the overall supervision of the Manager, pursuant to a written agreement (the “Securities Lending Agency Agreement”). BIM administers the lending program in accordance with guidelines approved by the Board.

The Funds retain a portion of the securities lending income and remit the remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by

BlackRock (the “collateral investment fees”); however, the securities lending agent has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees a Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee.

To the extent that a Fund invests cash collateral in a non-government money market fund, the Fund may be subject to a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, a Fund will be subject to a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the liquidity costs are de minimis (i.e., less than one basis point (0.01%)). The money market fund will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If the money market fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day. The imposition of any such discretionary or mandatory liquidity fee would reduce the Fund’s returns on securities lending.

Under the securities lending program, each Fund is categorized into one of several specific asset classes. The determination of a Fund’s asset class category (fixed-income, domestic equity, international equity or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BIM.

Pursuant to the current securities lending agreement: (i) BlackRock GA Disciplined Volatility Equity Fund retains 82% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees. Pursuant to the current securities lending agreement: (i) BlackRock GA Dynamic Equity Fund retains 81% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds specified thresholds, BlackRock GA Disciplined Volatility Equity Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) 85% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds specified thresholds, BlackRock GA Dynamic Equity Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) 84% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.

Prior to January 1, 2025, BlackRock GA Dynamic Equity Fund was subject to a different securities lending fee arrangement.

BlackRock GA Disciplined Volatility Equity Fund had no income and fees/compensation related to its securities lending activities during its most recent fiscal year ended April 30, 2024.

BlackRock GA Dynamic Equity Fund had no income and fees/compensation related to its securities lending activities during its most recent fiscal year ended April 30, 2024.

Shareholders should retain this Supplement for future reference.

SAI-MASGA-0325SUP

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